Capital Leases Payable (Details) - USD ($)	Jun. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
Capital Leases Payable [Abstract]
Capital lease obligation to a financing company for a term of five (5) years, collateralized by equipment, with interest at 10.0% per annum, with principal and interest due and payable in monthly installments of $383.10	$ 4,732	$ 4,732	$ 4,732
Less current maturities	(4,732)	(4,732)	(3,524)
Capital lease obligation, net of current maturities			1,208
TOTAL CAPITAL LEASE OBLIGATION	$ 4,732	$ 4,732	$ 4,732